ALPINE GLOBAL INFRASTRUCTURE FUND,
A SERIES OF ALPINE EQUITY TRUST

SUPPLEMENT DATED APRIL 10, 2017
TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2017

The following replaces the second footnote to the fee table in the section of Alpine Global Infrastructure Fund’s Summary Prospectus titled “Fees and Expenses of the Fund”:

(2) The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.45% of the average net assets of the Class A shares and 1.20% of the average net assets of the Institutional Class shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of interest expense. This arrangement cannot be terminated prior to February 28, 2018 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Please retain this Supplement for future reference.